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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                       RACING CHAMPIONS ERTL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   Registrant
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                       RACING CHAMPIONS ERTL CORPORATION
                               800 ROOSEVELT ROAD
                             BUILDING C, SUITE 320
[RACING CHAMPIONS LOGO]    GLEN ELLYN, ILLINOIS 60137

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 9, 2003

     The Annual Meeting of Stockholders of Racing Champions Ertl Corporation, a Delaware corporation (hereinafter called the Corporation), will be held at RC Ertl, Inc., Highways 136 and 20, Dyersville, Iowa 52040 on Friday, May 9, 2003, at 11:00 a.m., local time, for the following purposes:

          1. To elect eleven directors to serve until the 2004 Annual Meeting of Stockholders.

          2. To ratify the appointment of KPMG LLP, independent public accountants, as auditors of the Corporation for the Corporation's fiscal year ending December 31, 2003.

          3. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the stockholders of a Delaware corporation at their annual meeting.

By order of the Board of Directors

Glen Ellyn, Illinois
April 4, 2003
                                          JODY L. TAYLOR,
                                          Secretary

     STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 24, 2003 ARE ENTITLED TO VOTE AT THE MEETING. YOUR VOTE IS IMPORTANT TO ENSURE THAT A MAJORITY OF THE STOCK IS REPRESENTED. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER FIND THAT YOU MAY BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED. STOCKHOLDERS HOLDING SHARES IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WHO WISH TO VOTE AT THE MEETING WILL NEED TO OBTAIN A PROXY FORM FROM THE INSTITUTION THAT HOLDS THEIR SHARES.

                       RACING CHAMPIONS ERTL CORPORATION
                              800 ROOSEVELT ROAD,
                             BUILDING C, SUITE 320
[RACING CHAMPIONS LOGO]    GLEN ELLYN, ILLINOIS 60137

          PROXY STATEMENT FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 9, 2003

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Racing Champions Ertl Corporation of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders of the Corporation to be held at RC Ertl, Inc., Highways 136 and 20, Dyersville, Iowa 52040 on May 9, 2003, at 11:00 a.m., local time, and any adjournments thereof. This proxy material is being mailed on or about April 4, 2003 to stockholders of record at the close of business on March 24, 2003.

     The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Corporation, the shares represented thereby will be voted in FAVOR of the election of the directors listed in the enclosed proxy and in FAVOR of the ratification of the appointment of KPMG LLP as the Corporation's auditors for fiscal 2003.

     Stockholders may revoke proxies at any time to the extent they have not been exercised by giving written notice to the Corporation or by a later executed proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. The cost of solicitation of proxies will be borne by the Corporation. Solicitation will be made primarily by use of the mails; however, some solicitations may be made by employees of the Corporation, without additional compensation therefor, by telephone, by facsimile, or in person. Only stockholders of record at the close of business on March 24, 2003 will be entitled to notice of and to vote at the meeting. On the record date, the Corporation had outstanding 17,132,860 shares of Common Stock entitled to one vote per share.

     A majority of the votes entitled to be cast with respect to each matter submitted to the stockholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the shares represented at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether such matters are approved or directors are elected. The Inspector of Election appointed by the Board of Directors will count the votes and ballots.

                             ELECTION OF DIRECTORS

     It is intended that shares represented by proxies in the enclosed form will be voted for the election of the nominees named in the following table to serve as directors for a term of one year and until their successors are elected, unless contrary instructions are received. As indicated below, each person nominated by the Board of Directors is an incumbent director. The Corporation anticipates that the nominees listed in this Proxy Statement will be candidates when the election is held. However, if an unexpected occurrence should make it necessary, in the judgment of the proxy holders, to substitute some other person for any of the nominees, proxies will be voted for a substitute nominee selected by the proxy holders (except where a proxy withholds authority with respect to the election of directors).

NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS    AGE    DIRECTOR SINCE
----------------------------------------------------------------    ---    --------------
ROBERT E. DODS................................................      54          1996
Chairman of the Board of Directors of the Corporation since July
1998. Chief Executive Officer of the Corporation from July 1998 to January 2003. President of the Corporation from April 1996 to
July 1998. Mr. Dods co-founded Racing Champions, Inc. ("RCI"), the Corporation's predecessor, in 1989.

BOYD L. MEYER.................................................      61          1996
Vice Chairman of the Board of Directors of the Corporation since
October 2000. President of the Corporation from July 1998 to
October 2000. Executive Vice President of the Corporation from
April 1996 to July 1998. Mr. Meyer co-founded RCI in 1989.

PETER K.K. CHUNG..............................................      49          1996
President of Racing Champions Limited ("RCL") since April 1996.
Mr. Chung formed the predecessors to RCL in 1989 to handle the overseas operating activities of RCI.

CURTIS W. STOELTING...........................................      43          2002
Chief Executive Officer of the Corporation since January 2003.
Chief Operating Officer of the Corporation from October 2000 to
January 2003. Executive Vice President of the Corporation from
July 1998 to January 2003. Secretary of the Corporation from
April 1996 to October 2001. Vice President -- Finance and
Operations of the Corporation from April 1996 to July 1998.

PETER J. HENSELER.............................................      44          2002
President of the Corporation since October 2002. Executive Vice
President -- Sales and Marketing of the Corporation from March
1999 to October 2002. Senior Vice President -- Sales and
Marketing of the Corporation from July 1998 to March 1999. Vice
President -- Marketing from April 1996 to July 1998.

JOHN S. BAKALAR...............................................      55          1997
Mr. Bakalar is currently a private investor. From May 1993 to
November 1997, Mr. Bakalar was President and Chief Operating
Officer of Rand-McNally, Inc., a printing and publishing
company.

JOHN J. VOSICKY...............................................      54          1997
Mr. Vosicky is the Chief Financial Officer of BFG Technologies
Inc., a marketer and distributor of graphic cards. From November
1985 to July 5, 2001, Mr. Vosicky was Executive Vice President
and Chief Financial Officer of Comdisco Inc., a technology
services company. On July 16, 2001, Comdisco, Inc. and 50 of its domestic U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the
United States Bankruptcy Court for the Northern District of
Illinois.

PAUL E. PURCELL...............................................      56          2002
President and Chief Executive Officer of Robert W. Baird & Co.
Incorporated, an investment banking and brokerage firm, since
January 2000. President and Chief Operating Officer of Robert W.
Baird & Co. Incorporated from January 1998 until January 2000.

NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS    AGE    DIRECTOR SINCE
----------------------------------------------------------------    ---    --------------
DANIEL M. WRIGHT..............................................      65          2003
Mr. Wright is currently a private investor. From March 1968
until August 1998, Mr. Wright was an audit partner and manager with Arthur Andersen LLP, an independent public accounting firm.

THOMAS M. COLLINGER...........................................      50          2003
Associate Professor, The Medill Graduate School of Northwestern
University, since January 1998. Mr. Collinger is also President of the TC Group, a marketing consulting firm.

RICHARD E. ROTHKOPF...........................................      58          2003
Executive Vice President of the Corporation since March 2003 and
Chairman of Learning Curve International, Inc. ("Learning
Curve") since October 1993. Chief Executive Officer of Learning
Curve from October 1993 until March 2003.

     Richard E. Rothkopf was appointed as a director in connection with the Corporation's acquisition of Learning Curve pursuant to the Agreement and Plan for Merger, dated as of February 3, 2003, among the Corporation, Learning Curve and certain of the Corporation's subsidiaries.

DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors held four meetings in 2002, and all incumbent directors attended at least 75% of the meetings of the Board and the committees thereof of which they were a member.

     The Board's Audit Committee is comprised of Messrs. Bakalar, Wright and Vosicky (Chairman). Mr. Purcell served on the Audit Committee from July 2002 to January 2003 and Mr. Wright joined the Audit Committee in January 2003. The Audit Committee is responsible for assisting the Board of Directors with oversight of (1) the integrity of the Corporation's financial statements, (2) the Corporation's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence and (4) the performance of the Corporation's internal audit function and independent auditors. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The Audit Committee held two meetings in 2002.

     The Board's Compensation Committee is comprised of Messrs. Bakalar (Chairman), Dods and Vosicky. The Compensation Committee, in addition to such other duties as may be specified by the Board, reviews and recommends to the Board the compensation structure for the Corporation's officers and other managerial personnel, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, noncash perquisites and other forms of compensation. The Compensation Committee also administers the Corporation's 1996 Key Employees Stock Option Plan, the Corporation's Stock Incentive Plan and the Corporation's Employee Stock Purchase Plan. The Compensation Committee held one meeting in 2002.

INFORMATION REGARDING CHANGE OF AUDITORS

     On June 18, 2002, the Corporation dismissed Arthur Andersen LLP as its independent public accountants and on June 20, 2002 it appointed KPMG LLP as its new independent accountants. The decision to dismiss Arthur Andersen LLP and to retain KPMG LLP was recommended by the Corporation's Audit Committee and approved by its Board of Directors on May 10, 2002, subject to KPMG LLP completing its internal formal client acceptance procedures. Formal client acceptance was received by the Corporation on June 20, 2002. Arthur Andersen LLP's reports on the Corporation's consolidated financial statements for each of the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2001 and 2000 and through June 18, 2002, there were no disagreements between the Corporation and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Corporation's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

     During the Corporation's two most recent fiscal years and through June 20, 2002, the Corporation did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

FEES OF INDEPENDENT AUDITORS

     Audit Fees. Arthur Andersen LLP billed the Corporation $12,500 in fees for professional services rendered for the review of the interim financial statements in the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. KPMG LLP billed the Corporation $206,924 in fees for professional services rendered for the audit of the Corporation's financial statements for the fiscal year ended December 31, 2002 and for the review of the interim financial statements in the Corporation's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002 and September 30, 2002.

     Financial Information Systems Design and Implementation Fees. Neither KPMG LLP nor Arthur Andersen LLP rendered any professional services to the Corporation for information technology advice during the fiscal year ended December 31, 2002.

     All Other Fees. Arthur Andersen LLP billed the Corporation $84,735 in fees for all other professional services rendered to the Corporation during the fiscal year ended December 31, 2002, which services primarily related to the SEC registration statement for the Corporation's public offering in 2002. KPMG LLP provided tax services and services relating to employee benefit plans in 2002 for certain of the Corporation's foreign subsidiaries and to date has billed the Corporation $1,045 for such services.

     The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of KPMG LLP and, previously, Arthur Andersen LLP.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three members of the Corporation's Board of Directors. Each member of the Audit Committee is independent as defined in the listing standards of the Nasdaq Stock Market. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which was amended by the Board of Directors in December 2002. The full text of the Audit Committee's new charter is attached as Appendix A to this proxy statement.

     The Audit Committee has:

     - reviewed and discussed the Corporation's audited financial statements for the fiscal year ended December 31, 2002, with the Corporation's management and with the Corporation's independent auditors;

     - discussed with the Corporation's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

     - received and discussed the written disclosures and the letter from the Corporation's independent auditors required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees).

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the

Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission (the "SEC").

                                          AUDIT COMMITTEE:
                                          Daniel M. Wright
                                          John S. Bakalar
                                          John J. Vosicky (Chairman)

COMPENSATION OF DIRECTORS

     Directors who are employees of the Corporation receive no compensation for services as members of either the Board of Directors or committees thereof. In 2002, outside directors received an annual retainer of $7,500, payable in cash, and received a fee of $1,000 for each Board meeting attended and $1,000 for each committee meeting attended. Fees for attendance at Board meetings and committee meetings could not exceed $1,000 per day. In March 2003, the Corporation issued 7,500 stock options to Mr. Bakalar, 7,500 stock options to Mr. Vosicky and 3,750 stock options to Mr. Purcell, the Corporation's outside directors in 2002, at an exercise price of $15.10 per share. These options were issued in lieu of 2002 retainer and meeting fees. Effective January 1, 2003, outside directors will receive an annual fee of $25,000, plus an additional $5,000 per year for each chairman of a committee, and outside directors will no longer receive fees for meetings attended. Outside directors may elect to receive such fees in any combination of cash or stock options.

EXECUTIVE OFFICERS

     The following table sets forth the name, age, current position and principal occupation and employment during the past five years of the executive officers of the Corporation who are not directors:

NAME                   AGE      CURRENT POSITION                  OTHER POSITIONS
----                   ---      ----------------                  ---------------
Jody L. Taylor.......   34   Chief Financial Officer   Senior Vice President -- Finance from
                             and Secretary since       October 2000 to October 2001. Vice
                             October 2001              President -- Finance from June 1998 to
                                                       October 2000. Assistant Secretary from
                                                       July 1998 to October 2001. Controller
                                                       from June 1996 to June 1998. Ms.
                                                       Taylor is a Certified Public
                                                       Accountant.
John Walter Lee II...   55   Executive Vice
                             President since March
                             2003 and President of
                             Learning Curve since
                             February 1993

                               SECURITY OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of March 15, 2003 by (1) each director and named executive officer (as defined below), (2) all directors and executive officers as a group, and (3) each person or other entity known by the Corporation to beneficially own more than 5% of the outstanding Common Stock.

     The following table is based on information supplied to the Corporation by the directors, officers and stockholders described above. The Corporation has determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of March 15, 2003 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 17,132,860 shares outstanding.

     Unless otherwise indicated, the address for each person listed below is 800 Roosevelt Road, Building C, Suite 320, Glen Ellyn, Illinois 60137.

                                                           SHARES OF            PERCENT OF
                                                          COMMON STOCK         COMMON STOCK
NAME                                                   BENEFICIALLY OWNED   BENEFICIALLY OWNED
----                                                   ------------------   ------------------
Robert E. Dods(1)....................................        762,450                4.5%
Boyd L. Meyer(2).....................................        847,450                4.9
Peter K.K. Chung(3)..................................        857,451                5.0
Curtis W. Stoelting(4)...............................        376,923                2.2
Peter J. Henseler(5).................................        186,235                1.1
John S. Bakalar(6)...................................         41,800                  *
John J. Vosicky(7)...................................         40,000                  *
Paul E. Purcell......................................         10,000                  *
Daniel M. Wright.....................................             --                 --
Thomas M. Collinger..................................             --                 --
Richard E. Rothkopf..................................        525,877                3.1
Jody L. Taylor(8)....................................         58,947                  *
Richard S. Strong(9).................................      1,511,575                8.8
Strong Capital Management, Inc.(10)..................        889,225                5.2
All directors and executive officers as a group (13
  persons)(11).......................................      3,847,922               21.9

---------------

  *  Denotes less than 1%.

 (1) Represents 607,450 shares of Common Stock held by a revocable trust for which Mr. Dods serves as trustee and 155,000 shares of Common Stock owned by a charitable foundation for which Mr. Dods serves as a director and shares voting and investment power.

 (2) Represents 353,798 shares of Common Stock held by the Meyer Family Limited Partnership, for which Mr. Meyer serves as a general partner and shares voting and investment power with members of his immediate family who are the other general partners, and 493,652 shares of Common Stock held by a revocable trust for which Mr. Meyer serves as trustee.

 (3) Represents shares of Common Stock held by a corporation controlled by Mr. Chung.

 (4) Includes (a) 1,700 shares of Common Stock held with Mr. Stoelting's wife as joint tenants, (b) 205,501 shares of Common Stock subject to stock options and (c) 657 shares of Common Stock purchased pursuant to the Corporation's Employee Stock Purchase Plan.

 (5) Includes 152,822 shares of Common Stock subject to stock options.

 (6) Includes 21,800 shares of Common Stock subject to stock options.

 (7) Includes 20,000 shares of Common Stock subject to stock options.

 (8) Includes (a) 58,242 shares of Common Stock subject to stock options and (b) 300 shares of Common Stock purchased pursuant to the Corporation's Employee Stock Purchase Plan.

 (9) Richard S. Strong filed a Schedule 13G dated April 29, 2002, as amended as of February 12, 2003, reporting that as of February 12, 2003, Mr. Strong was the beneficial owner of 1,511,575 shares of Common Stock, with shared voting and investment power over all of such shares. The shares of Common Stock beneficially owned by Mr. Strong consist of (a) 612,450 shares of Common Stock held by Calm Waters Partnership, a private investment vehicle owned by Mr. Strong and certain of his family members; (b) 716,460 shares of Common Stock held by private investment companies over which Flint Prairie LLC, a registered investment adviser, has discretionary authority, and beneficial ownership of which may be attributed to Mr. Strong by virtue of his control of Flint Prairie LLC; and (c) 182,665 shares of Common Stock held by client accounts over which Strong Capital Management, Inc. ("SCM"), a registered investment adviser and wholly owned subsidiary of Strong Financial Corporation ("SFC"), has discretionary authority, and beneficial ownership of which may be attributed to Mr. Strong by virtue of his control of SCM and SFC. Mr. Strong's address is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

(10) SCM filed a Schedule 13G dated February 6, 2003, reporting that as of February 6, 2003, SCM and Richard S. Strong each beneficially owned 889,225 shares of Common Stock. SCM, as a registered investment adviser, may be deemed to share voting and/or investment control over the shares of Common Stock with its clients. Richard S. Strong is the Chairman of the Board of SCM. SCM and Mr. Strong are deemed to share voting power over 840,065 shares of Common Stock, and deemed to share investment power over 889,225 shares of Common Stock. SCM's address is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

(11) Includes (a) 607,450 shares of Common Stock held by a revocable trust for which Mr. Dods serves as trustee and 155,000 shares of Common Stock owned by a charitable foundation for which Mr. Dods serves as a director; (b) 353,798 shares of Common Stock held by the Meyer Family Limited Partnership, for which Mr. Meyer serves as a general partner and shares voting and investment power with members of his immediate family who are the other general partners, and 493,652 shares of Common Stock held by a revocable trust for which Mr. Meyer serves as trustee, (c) 857,451 shares of Common Stock held by corporations controlled by Mr. Chung, (d) 957 shares of Common Stock purchased under the Corporation's Employee Stock Purchase Plan and (e) 458,365 shares of Common Stock subject to stock options.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the SEC initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of the Corporation's equity securities on Form 4 or 5. The rules promulgated by the SEC under section 16(a) of the Exchange Act require those persons to furnish the Corporation with copies of all reports filed with the SEC pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Corporation, and written representations of certain of the Corporation's directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% stockholders have filed with the SEC on a timely basis all reports required to be filed under section 16(a) of the Exchange Act.

                               PERFORMANCE GRAPH

     The chart below shows a comparison of the cumulative return since January 1, 1998 had $100 been invested at the close of business on December 31, 1997 in each of the Common Stock, the Nasdaq Composite Index (all issuers), and a peer group constructed by the Corporation comprised of the following publicly traded producers and distributors of collectibles or die cast vehicle replicas: Action Performance Companies, Inc., Department 56, Inc., Enesco Group, Inc., Hasbro, Inc., Marvel Enterprises, Inc., Mattel, Inc., Russ Berrie & Co., Boyd's Collection Ltd., Jakks Pacific, Inc., The First Years, Inc. and Zindart Limited (the "Peer Group").

CUMULATIVE TOTAL RETURN COMPARISON*
THE CORPORATION VERSUS NASDAQ COMPOSITE INDEX AND THE PEER GROUP

[PERFORMANCE GRAPH]

                                           12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
                                           --------    --------    --------    --------    --------    --------
Racing Champions Ertl**................      100         173          57          15         159         176
Nasdaq Composite Index.................      100         141         249         156         125          87
The Peer Group.........................      100          82          55          45          60          59

---------------
 * Total return assumes reinvestment of dividends.

** The closing price of the Common Stock on December 31, 1997 was $7.75, the closing price on December 31, 1998 was $13.38, the closing price on December 31, 1999 was $4.44, the closing price on December 29, 2000 was $1.13, the closing price on December 31, 2001 was $12.30 and the closing price on December 31, 2002 was $13.65.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Corporation's Compensation Committee, which is comprised of three members of the Board of Directors, is responsible for considering and approving compensation arrangements for the Corporation's senior management, including executive officers. The objectives of the Compensation Committee in establishing compensation arrangements for senior management are to: (1) attract and retain key executives who are important to the continued success of the Corporation; and (2) provide strong financial incentives, at reasonable cost to the stockholders, for senior management to enhance stockholder value.

     The primary components of the Corporation's executive compensation program are (1) base salary, (2) incentive compensation bonuses and (3) stock options.

     Base Salaries. The base salaries of the Corporation's executive officers have been set by their respective employment agreements. Each of the employment agreements provides that the Corporation may increase the executive officer's base salary throughout the term or any renewal term of the agreement. In the future, the Compensation Committee will consider appropriate increases in the base salaries of the Corporation's executive officers based on individual performance and comparative industry compensation levels.

     Incentive Bonuses. The Corporation grants annual bonuses to certain of its executive officers and key employees. The purpose of the Corporation's bonus program is to provide incentive compensation in a form which relates the financial reward to an increase in the value of the Corporation to its stockholders. The bonus program provides that a bonus pool will be determined based on achieving pre-determined goals as well as individual contributions. The bonus pool is generally allocated to executive officers and key employees based on a percentage of each individual's base salary. For fiscal 2002, Messrs. Stoelting and Henseler each received a cash bonus of $364,176 and Ms. Taylor received a cash bonus of $170,504 through the Corporation's bonus program.

     Stock Incentive Plan. In 1997, the Corporation established the Racing Champions Ertl Corporation Stock Incentive Plan (the "Incentive Plan"). The Incentive Plan authorizes the Compensation Committee to grant stock options to officers and other key employees. In 2002, the Compensation Committee did not grant any options to purchase Common Stock to any executive officer.

     Compensation of the Chief Executive Officer. During 2002, Mr. Dods received a base salary as provided in his employment agreement. Mr. Dods does not participate in the Corporation's bonus program and was not awarded any stock options under the Incentive Plan in 2002.

                                          COMPENSATION COMMITTEE:
                                          John S. Bakalar (Chairman)
                                          Robert E. Dods
                                          John J. Vosicky

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     The table which follows sets forth certain information for the years indicated below concerning the compensation paid by the Corporation to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers in fiscal 2002 (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                  ANNUAL COMPENSATION           COMPENSATION
                                           ----------------------------------   ------------
                                                                    OTHER        SECURITIES
                                  FISCAL                            ANNUAL       UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR     SALARY    BONUS(1)   COMPENSATION    OPTIONS(#)    COMPENSATION
---------------------------       ------   --------   --------   ------------   ------------   ------------
Robert E. Dods, Chairman of the
  Board of Directors(2).........   2002    $150,000   $     --      $   --             --        $     --
                                   2001     350,000         --          --             --              --
                                   2000     446,555         --          --             --              --
Curtis W. Stoelting, Chief
  Executive Officer(3)..........   2002     300,000    364,176       3,774(4)          --          14,678(5)
                                   2001     250,000    365,000          --         75,000          13,869(5)
                                   2000     221,608    275,000          --        100,000          10,423(5)

Peter J. Henseler, President....   2002     300,000    364,176       3,774(4)          --          19,172(6)
                                   2001     250,000    365,000          --         75,000          13,737(6)
                                   2000     221,608    275,000          --        100,000          10,473(6)
Peter K.K. Chung, President of
  Racing Champions Limited......   2002     183,333         --          --             --           2,389(7)
                                   2001     283,334         --          --             --           2,743(7)
                                   2000     462,500         --          --             --           3,091(7)
Jody L. Taylor, Chief Financial
  Officer and Secretary.........   2002     160,000    170,504         899(4)          --           8,702(8)
                                   2001     119,116    170,000          --         30,000           7,684(8)
                                   2000     100,577    120,000          --         15,000           6,538(8)

---------------

(1) Consists of amounts paid to Mr. Stoelting, Mr. Henseler and Ms. Taylor pursuant to the Corporation's bonus program.

(2) Mr. Dods served as the Corporation's Chief Executive Officer until January 2003.

(3) Mr. Stoelting was appointed Chief Executive Officer in January 2003.

(4) With respect to the sale by the Corporation on April 3, 2002 of 1,700 shares of Common Stock to Mr. Stoelting, 1,700 shares of Common Stock to Mr. Henseler and 405 shares of Common Stock to Ms. Taylor, consists of the aggregate difference of (a) the last sales price of the Common Stock on April 3, 2002 minus (b) the price paid by the respective named executive officer to purchase such shares.

(5) For 2000, consists of premiums of $5,173 paid by the Corporation for term life insurance and disability insurance under which Mr. Stoelting is the beneficiary and $5,250 of matching contributions under the Racing Champions Savings Plan. For 2001, consists of premiums of $8,619 paid by the Corporation for term life insurance and disability insurance under which Mr. Stoelting is the beneficiary and $5,250 of matching contributions under the Racing Champions Savings Plan. For 2002, consists of premiums of $9,178 paid by the Corporation for term life insurance and disability insurance under which Mr. Stoelting is the beneficiary and $5,500 of matching contributions under the Racing Champions Savings Plan.

(6) For 2000, consists of $5,223 of premiums paid by the Corporation for term life insurance and disability insurance under which Mr. Henseler is the beneficiary and $5,250 of matching contributions under the Racing Champions Savings Plan. For 2001, consists of $8,487 of premiums paid by the Corporation for term life insurance and disability insurance under which Mr. Henseler is the beneficiary and $5,250 of matching contributions under the Racing Champions Savings Plan. For 2002, consists of $13,672 of premiums paid by the Corporation for term life insurance and disability insurance under which Mr. Henseler is the beneficiary and $5,500 of matching contributions under the Racing Champions Savings Plan.

(7) Consists of premiums paid by the Corporation for term life insurance under which Mr. Chung is the beneficiary.

(8) For 2000, consists of $2,065 of premiums paid by the Corporation for term life insurance and disability insurance under which Ms. Taylor is the beneficiary and $4,473 of matching contributions under the Racing Champions Savings Plan. For 2001, consists of $3,185 of premiums paid by the Corporation for term life insurance and disability insurance under which Ms. Taylor is the beneficiary and $4,499 of matching contributions under the Racing Champions Savings Plan. For 2002, consists of $3,202 of premiums paid by the Corporation for term life insurance and disability insurance under which Ms. Taylor is the beneficiary and $5,500 of matching contributions under the Racing Champions Savings Plan.

STOCK OPTIONS

     Option Grants During 2002. The Corporation did not grant any stock options to the named executive officers of the Corporation during the year ended December 31, 2002.

     Fiscal Year-End Option Values. The following table provides certain information regarding the value of unexercised options held by the named executive officers at December 31, 2002. No named executive officer exercised any options during the year ended December 31, 2002.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                                                  AT FISCAL YEAR-END(#)           AT FISCAL YEAR-END($)
NAME                                            EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE(1)
----                                          ------------------------------   ----------------------------
Curtis W. Stoelting.........................         200,613/135,488               1,840,434/1,157,287
Peter J. Henseler...........................         148,506/134,916               1,273,306/1,155,788
Jody L. Taylor..............................           55,627/41,515                   463,107/293,971

---------------

(1) Calculated based on a closing sale price of $13.65 per share on December 31, 2002.

EMPLOYMENT AGREEMENTS

     On April 30, 2001, the Corporation entered into employment agreements with Robert E. Dods and Boyd L. Meyer and Racing Champions Limited entered into an employment agreement with Peter K.K. Chung, all of which expired on December 31, 2002. Pursuant to the employment agreements, Mr. Dods received a base salary of $350,000 per year in 2001, and $150,000 per year in 2002; Mr. Meyer received a base salary of $150,000 per year in 2001 and $100,000 per year in 2002; and Mr. Chung received a base salary of $250,000 per year beginning in May 2001 and $150,000 per year beginning in May 2002. The employment agreements with Messrs. Dods, Meyer and Chung also provided that the executive officer was eligible to participate in medical, health, dental, disability and life insurance policies. Pursuant to the employment agreements, each executive officer has agreed not to compete with the Corporation during employment and for a period of two years following termination of employment and has agreed to maintain the confidentiality of the Corporation's proprietary information and trade secrets. The employment agreements provided that if the executive officer's employment was terminated by the Corporation without "cause" or by the executive officer for "good reason," the executive officer will be entitled to continuation of his then effective base salary for a period equal to the greater of one year or the remaining term of the employment agreement.

     On July 29, 2002 the Corporation entered into employment agreements with Curtis W. Stoelting, Peter J. Henseler and Jody L. Taylor, which expire on April 30, 2005. Pursuant to the employment agreements,

Messrs. Henseler and Stoelting will each receive annual base salaries of $350,000 and Ms. Taylor will receive an annual base salary of $160,000. Each executive officer is entitled to participate in the Corporation's bonus program, the Corporation's Stock Incentive Plan and the Corporation's Employee Stock Purchase Plan. Additionally, the employment agreements provide that the executive officer is eligible to participate in any medical, health, dental, disability and life insurance policy that is in effect for the Corporation's other senior management. Pursuant to the employment agreements, each executive officer has agreed not to compete with the Corporation during employment and for a period of two years following termination of employment and has agreed to maintain the confidentiality of the Corporation's proprietary information and trade secrets. The employment agreements provide that if the executive officer's employment is terminated by the Corporation without "cause" or by the executive for "good reason," the executive officer will be entitled to continuation of the executive officer's then effective base salary for two years following the date of termination in the case of Messrs. Henseler and Stoelting and for one year following the date of termination in the case of Ms. Taylor, except that if such termination occurs at any time after a "change in control" with respect to the Corporation, the executive officer will be entitled to continuation of the executive officer's then effective base salary for three years following the date of termination in the case of Messrs. Henseler and Stoelting and for two years following the date of termination in the case of Ms. Taylor.

     On March 4, 2003, the Corporation entered into separate employment agreements with Richard E. Rothkopf and John Walter Lee II. The employment agreements with Messrs. Rothkopf and Lee terminate on April 30, 2006. Pursuant to the employment agreements, Messrs. Rothkopf and Lee will receive annual base salaries of $200,000 and $300,000, respectively. Each executive officer is entitled to participate in the Corporation's bonus program, the Corporation's Stock Incentive Plan and the Corporation's Employee Stock Purchase Plan. Additionally, the employment agreements also provide that the executive officer is eligible to participate in any medical, health, dental, disability and life insurance policy that is in effect for the Corporation's other senior management. Pursuant to the employment agreements, each executive officer has agreed not to compete with the Corporation during employment and for a period of two years following termination of employment and has agreed to maintain the confidentiality of the Corporation's proprietary information and trade secrets. The employment agreements provide that if the executive officer's employment is terminated by the Corporation without "cause" or by the executive officer for "good reason," the executive officer will be entitled to receive the greater of
(i) his base salary for two years or (ii) $600,000; provided, however, if such termination or resignation occurs at any time after the occurrence of or in contemplation of a "change in control" with respect to the Corporation, then the executive officer shall be entitled to receive the greater of (i) his base salary for three years or (ii) $900,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2002, the members of the Compensation Committee of the Corporation's Board of Directors were Robert E. Dods, John S. Bakalar and John J. Vosicky. Mr. Dods is the Corporation's Chairman of the Board and was the Corporation's Chief Executive Officer until January 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     James Chung, brother of Peter K.K. Chung, President of Racing Champions Limited and a director of the Corporation, owns 70% of one of the Corporation's dedicated suppliers. For the year ended December 31, 2002, the Corporation purchased $9.6 million of product from this supplier. The Corporation expects to continue to make purchases from this supplier during fiscal 2003. The Corporation believes that the terms for the purchase of products from this supplier are no less favorable to the Corporation then could have been obtained from an unaffiliated party.

     Paul E. Purcell, a director of the Corporation, is the President and Chief Executive Officer of Robert W. Baird & Co. Incorporated ("Baird"), an investment banking and brokerage firm. The Corporation retained Baird during the Corporation's year ended December 31, 2002 to provide merger and acquisition consulting and underwriting services to the Corporation. The Corporation has continued to retain Baird during fiscal 2003. The Corporation believes that the terms of Baird's engagement with the Corporation were on terms no less favorable to the Corporation then could have been obtained from an unaffiliated party.

                                    AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has selected KPMG LLP to be the Corporation's auditors for the 2003 fiscal year. Although this appointment is not required to be submitted to a vote of stockholders, the Corporation believes it appropriate as a matter of policy to request that the stockholders ratify the appointment. If stockholder ratification is not received, the Board of Directors may reconsider the appointment. It is expected that a representative of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     The Board recommends a vote "FOR" ratification of KPMG LLP as independent auditors for the purpose of auditing the financial statements of the Corporation for fiscal 2003.

                  ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
                            COMMISSION ON FORM 10-K

     The Corporation is required to file an annual report, called a Form 10-K, with the SEC. A copy of Form 10-K for the fiscal year ended December 31, 2002 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written requests should be directed to Jody L. Taylor, Chief Financial Officer and Secretary, Racing Champions Ertl Corporation, 800 Roosevelt Road, Building C, Suite 320, Glen Ellyn, Illinois 60137.

                             STOCKHOLDER PROPOSALS

     Proposals which stockholders intend to present at the 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Corporation's principal offices in Glen Ellyn, Illinois, no later than December 6, 2003 for inclusion in the proxy material for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after February 9, 2004 and the Corporation will not be required to present any such proposal at the 2004 Annual Meeting of Stockholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2004 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

                                 OTHER MATTERS

     The Directors of the Corporation know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          RACING CHAMPIONS ERTL CORPORATION

                                          JODY L. TAYLOR,
                                          Secretary

Glen Ellyn, Illinois
April 4, 2003

                                                                      APPENDIX A

                       RACING CHAMPIONS ERTL CORPORATION
                            AUDIT COMMITTEE CHARTER

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                      OF RACING CHAMPIONS ERTL CORPORATION
                      (AS AMENDED AS OF DECEMBER 16, 2002)

PURPOSE:

     The Audit Committee is appointed by the Board of Directors to monitor the corporate financial reporting and the internal and external audits of Racing Champions Ertl Corporation (the "Company"). The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors, including the resolution of disagreements between management and the auditor regarding financial reporting. The Audit Committee shall assist the Board of Directors with oversight of (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence and (iv) the performance of the Company's internal audit function and independent auditors. In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities under this charter, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Company from whom it receives information and (b) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

     The independent auditors for the Company are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in the proxy statement). The Company shall provide the Audit Committee with appropriate funding for payment of compensation, fees and expenses to the independent auditors and to counsel or other advisors that the Audit Committee may deem appropriate to engage.

MEMBERSHIP:

     The Audit Committee will consist of at least three members, each of whom shall not be an officer of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the Nasdaq Stock Market. One member of the Audit Committee shall be a "financial expert" as may be defined by the rules of the Securities and Exchange Commission.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls and the Company's disclosure controls and procedures;

     2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

     3. Reviewing the independent auditors' proposed audit scope and approach;

     4. Reviewing with management and the independent auditors the audited financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors and any serious difficulties or disputes with management encountered during the course of the audit, and reviewing the other financial disclosures in the Company's Form 10-K report, including Management's Discussion and Analysis of Financial Condition and Results of Operations;

     5. Reviewing with management and the independent auditors the Company's unaudited quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements, and reviewing the financial disclosures in the Form 10-Q, including Management's Discussion and Analysis of Financial Condition and Results of Operations;

     6. Approving the appointment of the independent auditors, subject, if applicable, to stockholder ratification;

     7. Approving fee arrangements with the independent auditors;

     8. Reviewing the performance and qualifications of the independent auditors and reviewing the experience and qualifications of the senior members of the independent auditor team, compliance by the independent auditors with audit partner rotation requirements and the quality control procedures of the independent auditors;

     9. Approving in advance the retention of the independent auditor firm for any non-audit service that such firm is not prohibited from performing for the Company and approving the fees for any such service;

     10. Ensuring that the independent auditors prepare and deliver annually a Statement as to Independence (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and discussing with the independent auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent auditors' independence;

     11. Reviewing reports from the independent auditors regarding (a) critical accounting policies used by the Company in its financial statements, (b) all alternative treatments of financial information within generally accepted accounting principles that the independent auditors have discussed with management, ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management;

     12. Recommending to the Board of Directors guidelines for hiring of employees of the independent auditor who have been engaged on the Company's account;

     13. Advising the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics and Insider Trading Compliance Program;

     14. Reviewing with management and the independent auditors the effect of any significant regulatory and accounting initiatives;

     15. Obtaining from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated;

     16. Meeting at least quarterly with management and the independent auditors in separate executive sessions;

     17. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     18. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and the Company's risk assessment and risk management policies;

     19. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

     20. Reviewing related party transactions for potential conflicts of interest and approving related party transactions;

     21. Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company or its subsidiaries of concerns regarding questionable accounting or auditing matters;

     22. Performing other oversight functions as requested by the full Board of Directors,

     23. Reviewing and updating the Audit Committee's charter annually and recommending any proposed changes to the Board of Directors for approval;

     24. Instructing the independent accountants that the independent accountants are ultimately responsible to the Board of Directors and the Audit Committee; and

     25. Preparing any report, including any report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for the Company's annual meeting.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report regularly to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

REPORTS:

     The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors at which those recommendations are presented.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                      PROXY
                        RACING CHAMPIONS ERTL CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert E. Dods and Curtis W. Stoelting, or either one of them, each with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Racing Champions Ertl Corporation to be held on May 9, 2003 at 11:00 a.m., local time, at RC Ertl, Inc., Highways 136 and 20, Dyersville, IA 52040, and at any adjournment thereof, there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINEES AS DIRECTORS AND TO RATIFY THE APPOINTMENT OF KPMG LLP AS AUDITORS. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PROXY NO.                       NO. OF SHARES

1.       ELECTION OF DIRECTORS (terms expiring at the 2004 Annual Meeting)

         Nominees: (01) Robert E. Dods, (02) Boyd L. Meyer, (03) Peter K.K. Chung, (04) Curtis W. Stoelting, (05) Peter J. Henseler, (06) John S. Bakalar, (07) John J. Vosicky, (08) Paul E. Purcell, (09) Daniel M. Wright, (10) Richard E. Rothkopf and (11) Thomas Collinger

         FOR ALL NOMINEES  [ ]                  [ ]        WITHHELD
                                                           FROM ALL NOMINEES
                 [ ]
                    --------------------------------------------
                       For all nominees except as noted above.

2. Ratification of the appointment of KPMG LLP as auditors for Racing Champions Ertl Corporation for the year ending December 31, 2003.

            FOR   [ ]            AGAINST   [ ]                 ABSTAIN     [ ]

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.   [ ]

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

         Please sign exactly as your name appears hereon, date and return this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please add you full title as such. If shares are held by two or more persons, all holders must sign the Proxy.

Signature:                      Date:                        Signature:                    Date:
           ----------------          --------------------              ---------------          -----------



                                       2